Litigation/Legal Matters	9 Months Ended
Sep. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
Litigation/Legal Matters

ABMC v. Todd Bailey

On August 5, 2019, we settled litigation with Todd Bailey; a former Vice President, Sales & Marketing and sales consultant of the Company until December 23, 2016; hereinafter referred to as “Bailey”). The litigation was filed by the Company in the Northern District of New York in February 2017. Our complaint sought damages related to profits and revenues that resulted from actions taken by Bailey related to our customers. The settlement also addressed a counter-claim filed by Bailey in October 2017 (filed originally in Minnesota but, transferred to the Norther District of New York in January 2019). Bailey was seeking deferred commissions in the amount of $164,000 that he alleged were owed to him by the Company. These amounts were originally deferred under a deferred compensation program initiated in 2013; a program in which Bailey was one of the participants. We believed the amount sought was not due to Bailey given the actions indicated in our litigation.

Under the settlement, both parties elected to resolve the litigation and settle any and all claims made within the litigation. Neither party admitted to any of the allegations contained within the ABMC v. Baily litigation (including any allegations made by Bailey in his counterclaim). Both parties also agreed to dismiss all claims made against each other.

From time to time, the Company may be named in legal proceedings in connection with matters that arose during the normal course of business. While the ultimate outcome of any such litigation cannot be predicted, if the Company is unsuccessful in defending any such litigation, the resulting financial losses are not expected to have a material adverse effect on the financial position, results of operations and cash flows of the Company.